Exhibit 99.1
Diamond Foods, Inc. Company Presentation October 1, 2007 Cream: 255 255 221 Green: 0 102 51

Important information This material contains forward-looking statements, including forecasts of growth, long-term financial goals, expanding margins, industry growth and our strategic plans, that involve known and unknown risks and uncertainties that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this material. Actual results may differ materially from those contained in the forward-looking statements. Such risk factors include, among others: safety and quality issues could harm our sales; fluctuations in raw material prices and availability could harm our profitability; competition could affect our results of operations; inability to integrate acquired entities could harm our profitability; loss of one or more major customers could reduce revenue and profits; risk of failure to expand distribution in existing channels or secure new distribution outlets to sell our products, and changes in the food industry and customer preferences could reduce demand for our products. Additional information concerning these and other risk factors is contained in the Risk Factors section of our Annual Report on Form 10-K, on file with the Securities and Exchange Commission, as well as factors identified in our other periodic reports filed with the Commission from time to time. The forward-looking statements in this material are based on our assumptions, expectations and projections about future events as the date of this presentation. We do not undertake any obligation to update this information to reflect events or circumstances subsequent to its presentation.

Company overview Key Statistics Diversified Business Global Presence Founded 1912 IPO July, 2005 Net Sales (TTM 07/2007) $523 million EBITDA (TTM 07/2007) $29 million Market Capitalization $300 million Growth History 14% CAGR - Total Sales $180 $200 $288 $282 $309 $360 $463 $523 $477

Multiple points of entry in the store Produce Culinary Snack

Multiple points of contact with shoppers Store Diagram & Typical Consumer Shopping Pattern Store Entrance Produce Checkout Snack Bottled Water Soda Beer & wine Baking/confection Cereal

A strong track record of top line growth 2000 2001 2002 2003 2004 2007 2005 2006 ______________________ Source: company reports; Diamond total net sales; TTM ended Oct (Q1), Jan (Q2), Apr (Q3), Jul (Q4) 15% CAGR net sales growth since 2000 25 of 31 quarters had year-over-year growth

Transforming the business Rapidly increase North American Retail sales #1 brand of culinary and in-shell nuts Fastest-growing snack nut brand Rationalize Non-Retail business (Ingredient/International) Focus on areas that maximize profitability On path to longer-term higher margins and increased profitability Reap benefits of heavy investment to launch/build out snack Mix shift towards higher margin retail and value-added products Return to normal commodity cost environment Capital investment projects to improve long-term efficiency From Agricultural Cooperative to public Consumer Packaged Foods company

Top-line momentum driven by focus on retail ___________________________ Note: Retail includes North American culinary, snack and in-shell sales. Total Sales: $309 million Total Sales: $523 million Retail sales have grown more than four times as fast as non-retail sales FY 2007 +21% CAGR +5% CAGR 14% CAGR FY 2003

Diamond is the leader in culinary & in-shell Category is growing 6% per year Diamond's share is 4-times larger than the #2 competitor __________________________ Source: Information Resources, Inc.; U.S. Food, 52-weeks ended 09/09/07 __________________________ Source: Information Resources, Inc.; U.S. Food, 52 weeks ended 12/ 31

Demographic trends favor continued growth Demographic trends favor continued growth Older age groups are growing faster than the general population Nut consumption increases with age increases with age increases with age 100 = average __________________________ Source: NPD 2-year December 2006 in-home usage Snacking Study

The Emerald opportunity Consumers looking for healthier snacking choices Significant Growth Opportunity Nuts 52.3 mm regular nut users 45+ age group, female Snacks $2.9B market Snack Nuts Source: USDA and IRI, Packaged facts; Euromonitor 2007 $30B market 153 mm regular snackers 18+ age group, male Nutritional snack sales expected to grow at faster rate than overall snack category

Large and growing snack nut category ______________________________ Source: Information Resources, Inc.; U.S. Food, 12-weeks ended 09/09/07 Snack nut category is 3-times larger than culinary & in-shell "All others" lack national distribution and marketing ______________________________ Source: Information Resources, Inc. U.S. Food, Drug, MM, 52-weeks ended 09/09/07 Tree Nut Segment Share 6.7% Total Share 5.2%

Snack sales are off to a strong start Snack sales are off to a strong start ______________________________ Source: company reports for 12 months ended July 31 Led by Emerald, snack sales are outpacing the category

Rapidly increasing in-store footprint Since 1997 the average number of Diamond & Emerald SKUs per store has grown 26% per year __________________________ Source: Information Resources Inc., U.S. Food; 12-months ended December; total U.S. Average Source: Information Resources Inc., U.S. Food; 12-months ended December; total U.S. Average Source: Information Resources Inc., U.S. Food; 12-months ended December; total U.S. Average

Brand Building - Consumer Outreach Emerald's launch has been supported by an innovative marketing campaign to establish brand recognition 2007 Super Bowl Campaign 2005 Super Bowl Ad Campaign

Marketing Discussion

America: aging, more ethnic and food aware Boomers will become even more influential 55+ growing 3x population Concerned about what they eat "Life health event" in the family; weight control, diabetes, high blood pressure. Weight control Obesity - adults and kids 65% of adults are overweight; 30% obese 15% of kids are overweight (4% in 1970's) Frustration - fat, low carb, calories in/out Ethnicity Bolder foods, unique flavor combinations e.g. savory & sweet Ethnic foods (+9%) vs. mainstream foods (+2%) Source: Roper, "Trends in Eating" Consumer Trends / Insights

Nuts = simple, less processed, nutrient rich Key Food & Snack Drivers Taste Health & Wellness Added nutrients, portion Convenience Portability (Snack) Value Nuts fit today's trends Natural Simple, less processed Nutrient dense Rich in Vitamin E and Omega-3 High in Protein and "Good" Monounsaturated fats Satiety Consumer Trends / Insights

Brand Overview Snack

Why nuts? Taste, convenience and nutrition Type of Snack by "Motivations" % of Eatings Taste Convenience Nutrition Source: NPD 2-year December 2006 2-year in-home usage Snacking Study

Nuts: between lunch & dinner Source: The NPD Group, Inc. / SnackTrack, Two Years Ending September 2006 Type of Snack by "Snack Occasion" % of Eatings Nuts perfect afternoon snack: satiating, nutrient dense, just 1.5 oz 2.1 13.3 26.8 11.8 10.2 5.7 1.0 8.8 30.3 7.9 15.8 4.6 1.5 13.6 36.8 9.8 16.9 6.6 Before Breakfast Between Breakfast and Lunch Between Lunch and Dinner After Dinner Dessert Late Night Snack On and Off Thru Out Day Total Snacks Total Salty Snacks Total Nuts

Natural Energy vs. "The Boogeyman" The Brand "Alternative Snack" - different but broadly appealing Vs. nuts: contemporary, high quality, innovative Vs. salty snacks: smarter - 'natural energy', not empty calories Snacking > hunger: relieves boredom, lifts their mood, comforts them Guilty: about their choices - The Audience The Insight Most universal snack time is that long stretch between lunch and dinner Peaking at 3 - 4 PM. Lunch has ebbed, blood sugar is low and dinner is miles away

Emerald - attracting next generation users 100 = average Source: NPD 2-year December 2006 2-year in-home usage Snacking Study Source: NPD 2-year December 2006 2-year in-home usage Snacking Study Source: NPD 2-year December 2006 2-year in-home usage Snacking Study Consumption of Nuts, Salty Snacks by Adults (Eatings)

Building a $250M Snack Business through 2011 Expanding distribution Build distribution for core offerings Broadening distribution within accounts Expand in center store snack and produce Incremental merchandizing locations (e.g. displays, front end) New accounts/new channels Retail activation - increasing velocity Quality merchandizing Partnerships Brand-building Consumer communication Event marketing Innovation

Expanding distribution West 3.5% ____________________ Source: Information Resources, Inc., U.S. Food, 12-weeks ended 09/09/07; $ share of snack nuts South Central 3.5% Southeast 4.4% Mid South 6.1% Plains 2.2% California 6.1% Great Lakes 3.1% Northeast 8.4% Grocery -- significant opportunity for share expansion

Retail Activation - Partners Partnerships/programs help drive velocity and build long-term brand value

Sponsorships - healthy, active, lifestyle New York Central Park 12/31/07 San Francisco March'08 Los Angeles March'08

Innovation - core and breakout Core Innovation Increase Usage Breakout Broaden HH Penetration Platform Franchise Goals Flavor Extensions Package Innovation Reinforces Equity New Forms Extends Equity New Product Delivery Develop Innovation Pipeline for Long Term Growth

Core innovation - base Emerald Bold Peanuts FruitNola Sea Salt & Pepper Cashews Marcona Smoked Almonds

Core innovation - produce snacks The Emerald(r) Harmony(r) Solution Premium quality branded products and packaging Four segment focus Only produce snack brand with dedicated national marketing support Drive consumer awareness and sales of produce snacks 52-week merchandising plan One stop shopping Superior logistics/produce scale $1 billion segment; grew over 8% in past year

Breakout innovation - nut chips Key Driving Insights: Expand further into $30 billion snacking segment Adjacent chip category is the largest category in salty snacks Incorporate the nutritional benefits of nuts into a light, delicious chip/crisp 50%- 60% less fat than regular potato chips Made with whole grains Contains monounsaturated fats Emerald Nut Chips

Brand Overview Culinary

Diamond: creative & speed scratch cooks Source: Diamond of California Usage & Attitude Study; 2005 Consumer Insights Builder, Panel Data "Nut Involved" - Uses nuts to add excitement when cooking/eating Demographics Female HH 45+ (69% of buyers) Highly educated: college and post-graduate High income: $75k+ Household size: 2 Psychographics Buy brand names, pay more for quality "Creative cooks" who experiment "Speed scratch" cooks Buy different nuts depending on season Add nuts to a recipe even if it's not called for For example, use nuts instead of raisins, chocolate chips

Even cooking: nuts = nutrition Type of Nut by "Motivations" (Best) % of Eatings Source: NPD Group Walnuts and Almonds are viewed as most nutritious

Walnuts - versatile as an additive Walnuts Usage % of Eatings Cereal Source: NPD Group "Make meals special": opportunity to across usage occasions

Diamond – category leadership

16 of top 19 branded culinary nut SKUs are Diamond items, including 9 of top 10

			Dollar Sales
	CATEGORY - BAKING NUTS	**$**	**492,972,300**
1	**DIAMOND REGULAR WALNUT BAKING NUT 16OZ 7045004210**	**$**	**28,627,870**
2	**DIAMOND REGULAR WALNUT BAKING NUT CHOPPED 8OZ 7045004231**	**$**	**16,939,380**
3	**DIAMOND REGULAR PECAN BAKING NUT CHOPPED 8OZ 7045014231**	**$**	**13,452,340**
4	**DIAMOND REGULAR WALNUT BAKING NUT 10OZ 7045004220**	**$**	**7,497,148**
5	HARRELL REGULAR PECAN BAKING NUT HALF 12OZ 3935012151	$	5,749,818
6	**DIAMOND REGULAR PECAN BAKING NUT 6OZ 7045014251**	**$**	**5,641,893**
7	**DIAMOND REGULAR WALNUT BAKING NUT HALF 6OZ 7045004441**	**$**	**5,010,633**
8	**DIAMOND REGULAR WALNUT BAKING NUT 16OZ 7045003210**	**$**	**4,894,169**
9	**DIAMOND REGULAR ALMOND BAKING NUT SLICED 6OZ 7045004351**	**$**	**4,811,357**
10	**DIAMOND REGULAR MIXED NUT BAKING NUT WHOLE 16OZ 1030000013**	**$**	**4,769,099**
11	**DIAMOND REGULAR WALNUT BAKING NUT DICED 10OZ 7045004520**	**$**	**4,745,374**
12	**DIAMOND REGULAR WALNUT BAKING NUT WHOLE 16OZ 7045002004**	**$**	**4,526,937**
13	**DIAMOND REGULAR WALNUT BAKING NUT CHOPPED 14OZ 7045004461**	**$**	**4,379,250**
14	**DIAMOND REGULAR PECAN BAKING NUT HALVES 16OZ 7045014111**	**$**	**4,378,261**
15	**DIAMOND REGULAR ALMOND BAKING NUT SLIVERED 704503436191**	**$**	**4,082,052**
16	**DIAMOND REGULAR PECAN BAKING NUT 2.25OZ 7045014891**	**$**	**3,901,748**
17	**DIAMOND REGULAR ALMOND BAKING NUT 2.25OZ 7045034391**	**$**	**3,865,393**
18	PLANTERS REGULAR PECAN BAKING NUT PIECES 6OZ 2900007003	$	3,852,534
19	PLANTERS REGULAR PECAN BAKING NUT HALVES 6OZ 2900007002	$	3,815,765

36

Diamond = scale and loyalty Penetration: 7x greater than next branded competitor Repeat & Volume per occasion +50% higher than next branded competitor Only culinary brand with a re-sealable package Generating 93% brand awareness and highest brand loyalty Quality is second to none Key Brand Insights

Significant out-of-aisle presence Over 50,000 displays in-market, + 5mm recipes this Holiday

Utilize efficient print, on-line & search Print - Culinary Books On-Line Ads

Financial Overview

Fiscal 2007 full-year results $523 million in net sales (up 10%) $333 million in North American Retail sales (up 21%) $80 million in Snack sales (up 96%) 15.0% gross margin $0.56 Non-GAAP EPS (including stock-based compensation expense) (1) See 8-K filing dated September 20 2007 for discussion of non-GAAP items

Fiscal 2008 guidance Full-year $530 million to $550 million in net sales 19%+ growth in North American Retail sales 50% to 65% growth in Snack sales 100 basis point improvement in gross margin $20 million - $22 million in Advertising expense $0.80 to $0.90 EPS Q1 (October 31) $170 million to $180 million in net sales $0.42 to $0.48 EPS

Long-term financial targets See 8-K filing dated September 20 2007 for discussion of non-GAAP items

Strong Balance Sheet ($ Millions, except ratios) 07/2006 07/2007 Cash $ 35.6 $ 33.8 PP&E, net 34.3 33.9 Other assets 183.1 168.7 Total Assets $ 253.0 $ 236.4 Long-term debt 20.0 20.3 Shareholder's equity 110.8 125.3 Total Liabilities & Equity $ 253.0 $ 236.4 Net debt (cash) $ (15.6) $ (13.4) Non-cash working capital $ 52.1 $ 66.8 Current ratio 1.8 2.2 Debt / EBITDA 0.9 0.7

Diamond Foods, Inc. Cream: 255 255 221 Green: 0 102 51